UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934

July 13, 2004

(Date of earliest event reported)

TB WOOD’S CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14182	25-1771145

(State of incorporation)	Commission File Number	(IRS Employer Identification No.)

440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA	17201

(Address of principal executive office)	(Zip Code)

717-264-7161

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

On July 13, 2004, the Company issued a press release announcing a management change.

All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit 99.1 Press Release of the Company regarding the announcement of a management change.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD’S CORPORATION

By /s/ Joseph C. Horvath

Vice President-Finance
(Principal Financial and Accounting Officer)

Date: July 21, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company, dated July 13, 2004